Exhibit 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) OR 15d-14(a) OF THE SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas Oberdorf, Chief Financial Officer, certify that:

1. I have reviewed Amendment No. 1 to Annual Report on Form 10-K/A of Getty Images, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/S/ THOMAS OBERDORF
Thomas Oberdorf Senior Vice President and Chief Financial Officer

Date: June 18, 2007